U. S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported) March 31, 2003

MORTON INDUSTRIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Georgia

0-13198

38-0811650

(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1021 West Birchwood, Morton, Illinois 61550

(Address of principal executive offices)  (Zip Code)

(309-266-7176)

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 12, filed under Item 9 Pursuant to Release 34-47583.  Results of Operations and Financial Condition

In accordance with General Instruction B.6 of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

The registrant issued a press release dated March 31, 2003, which is attached to this Form 8-K as Exhibit 99.1.

Exhibit 99.1

Press Release Dated March 31, 2003

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORTON INDUSTRIAL GROUP, INC.

Date: April 3, 2003	By: /s/	Rodney B. Harrison

Rodney B. Harrison

Vice President of Finance